Exhibit 10.61

协议二

股权质押协议

The Equity Interest Pledge Agreement

本协议由以下三方于2016年04月28日在中国深圳签署

This Equity Interest Pledge Agreement (this “Agreement”) is executed on April 28, 2016 (the “execution date”) in Shenzhen, the People’s Republic of China.

THIS AGREEMENT is between

甲方（质押权人）：前海惠众普华（深圳）投资咨询有限公司

PARTY A: PLEDGEE： Benefactum Alliance （Shenzhen）Investment Consulting company Limited

住所：深圳市前海深港合作区前湾一路1号A栋201室（入住深圳市前海商务秘书有限公司）

Address: Room 201, Block A, No.1, Qianhai Road 1, Qianhai Shenzhen and Hong Kong Cooperative District, Shenzhen City, Guangdong Province, China (enter The Shenzhen Qianhai Commerce Secretariat Co., Ltd. )

统一社会信用代码：91440300MA5DB7EEOP

Unified Social Credit Code: 91440300MA5DB7EEOP

类型：有限责任公司（台港澳法人独资）

Type: Limited liability Company (Taiwan, Hong Kong and Macao’s sole proprietorship of legal person)

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协议二

法定代表人: 刘伯党

Legal Representative: LIU Bodang

乙方（质押人）：

PARTY B: PLEDGOR

刘伯党,身份证号为411023197810216035，男，1978年10月21日出生，住址：山东省青岛市市南区漳州一路35号2单元1302户，，现持有惠众商务顾问（北京）有限公司99.9%的股权；

LIU Bodang, PRCID No.: 411023197810216035,male, born 21st October, 1978, residing at Unit 2-1302,Zhangzhou Yi Road, Shinan District, Qingdao, Shandong Province, China, holds 99.9% of the equity interest of Benefactum Alliance Business Consulting（Beijing） Co., Ltd.;

李伟，身份证号为372501198208250312,男，1982年8月25日出生，住址：山东省聊城市东昌府古楼街道办事处白庄村50号，现持有惠众商务顾问（北京）有限公司0.1%的股权；

LI Wei, PRCID No.: 372501198208250312, male, born 25th August, 1982, residing at No. 50, Baizhuang Village, Dongchangfuguliu Street Community Office, Liaocheng City, Shandong Province, China, holds 0.1% of the equity interest of Benefactum Alliance Business Consulting（Beijing） Co., Ltd.;

(Collectively “Party B”)

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丙方：惠众商务顾问（北京）有限公司

PARTY C:

Benefactum Alliance Business Consulting（Beijing） Co., Ltd.

类型：有限责任公司（自然人投资或控股）

Type: Limited Liability Company (invested by or controlled by natural person)

住所: 北京市海淀区丹棱街6号1幢10层1105、1106

Address: Unit 1105,1106, Floor 10, 6 Danling St, Haidian District, Beijing City, China

统一社会信用代码：91110108078587665C。

Unified Social Credit Code: 91110108078587665C

法定代表人：刘伯党；

Legal Representative: LIU Bodang

(Collectively the “Parties”)

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鉴于：

WHEREAS:

1.甲方前海惠众普华（深圳）投资咨询有限公司系一家依照中华人民共和国法律注册成立并有效存续的有限责任公司。

1. Party A is a limited liability company incorporated and validly existing under the laws of the People’s Republic of China.

2.乙方包括惠众商务顾问（北京）有限公司的所有股东，这些股东合法持有惠众商务顾问（北京）有限公司的所有股份；乙方共2个自然人，包括刘伯党先生、李伟先生在内作为本协议中的共同一方。

2.Party B represents all the equity interest holders who hold all the equity interest and assets of Benefactum Alliance Business Consulting （Beijing） Co., Ltd. Party B herein consists of two equity interest holders of natural persons, viz: LIU Bodang, and LI Wei.

3.丙方惠众商务顾问（北京）有限公司系一家依照中华人民共和国法律在中国境内注册成立并有效存续的企业，注册资本为人民币 5000万元；法定代表人：刘伯党；统一社会信用代码：91110108078587665C。

3.Party C is Benefactum Alliance Business Consulting（Beijing） Co., Ltd. is a company incorporated and validly existing under the law of the People’s Republic of China with a registered capital of RMB 50,000,000 (50 million), and its legal representative is LIU Bodang. The Unified Social Credit Code is 91110108078587665C.

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4.甲方拟共出借200元人民币给乙方,分别是刘伯党(身份证号: 411023197810216035)人民币一百元(RMB100.00);李伟(身份证号: 372501198208250312) 人民币一百元(RMB100.00)。借款期限为100年。三方约定：乙方只能在借款到期日或在甲方同意赎回的情况下方可还款。为保护甲方利益，乙方同意将其拥有的惠众商务顾问（北京）有限公司100%股权质押给甲方；

4. Party A is intending to loan totally RMB Two Hundred Yuans (RMB200.00) to Party B, LIU Bodang (ID No.: 411023197810216035) RMB One Hundred Yuans(RMB100.00)and LI Wei (ID No.: 372501198208250312) RMB One Hundred Yuan(RMB100.00. The loan term is 100 years. Party B has agreed that repayment of the loan can only happen on the loan maturity date or Party A agrees to collect the loan. To ensure that Party B fully performs its obligations, Party B herein agrees to pledge all of the equity interest of Benefactum Alliance Business Consulting（Beijing） Co., Ltd which Party B holds to Party A as security.

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协议二

5. 甲方同意接受乙方的股权质押。

5. Party A agrees to accept Party B’s pledge.

依照中华人民共和国现行有效的法律和法规，协议各方本着平等互利原则，通过友好协商达成以下条款，以兹共同遵守：

In accordance with the laws and regulations in force in People's Republic of China, and under the principles of mutual benefits, the Parties have agreed to execute this Agreement with the following terms and conditions:

一：担保义务

质押的股权应保证由甲方和乙方参与的所有协议中赋予给乙方的权利和利益。

ARTICLE I

SECURITY OBLIGATIONS

The equity interest hereby pledged to Party A by Party B should ensure the rights, privileges and concessions of Party B in all the Agreements signed by Party A and Party B.

二：质押物

本协议所称的质押物为：现由乙方持有的惠众商务顾问（北京）有限公司的100%股权及由此产生的合法收益。

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ARTICLE II

PLEDGED PROPERTY

The pledged property herein contains 100% of the equity interest of Benefactum Alliance Business Consulting（Beijing） Co., Ltd. held by Party B and legitimate interests generated during the term of Pledge.

三：担保义务的范围

担保义务的范围包括甲方和乙方参与签署的所有协议中赋予乙方的权利和利益。

ARTICLE III

SCOPE OF SECURITY OBLIGATIONS

The scope of the obligations of security is all the rights and interests of Party B in all the agreements signed by Party A and Party B.

四：质押流程和质押登记

在本协议签署后7个工作日内，乙方应在北京市工商行政管理局办理与质押股权有关的质押登记手续，或在甲方需要的情况下乙方需按甲方时间要求立即办理该股权质押登记。

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ARTICLE IV

THE PLEDGE REGISTRATION

Within the 7 days from the date of signing this Agreement, or at the request of Party A, Party B agrees to complete the Pledge registration in Beijing Administration Bureau for Industry and Commerce as requested.

五：质押股权的转让

在本协议期间，未经甲方书面允许，乙方不得转让质押的股权

ARTICLE V

TRANSFER OF THE PLEDGED PROPERTY

During the term of the Pledge set forth in this Agreement, Party B shall not transfer the equity interest to any third party without Party A’s prior written consent.

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六：协议效力、修改和终止

ARTICLE VI

TERMINATION AND MODIFICATION

1．本协议自甲乙丙三方签字、盖章并经授权代表签署后生效；

The Agreement shall become to effect on execution date and continue in full force once signed by three parties’ authorized representatives.

2．一旦协议生效后，除非协议三方同意，任何一方不得修改或终止本协议。在三方协商后，任何修改或终止应以书面形式呈现。在三方书面同意修改或终止本协议前，本协议的条款仍对协议三方具有约束力。

2. No provision of this Agreement may be amended, modified, supplemented, discharged or terminated, unless all Parties consent thereto in writing. Prior to any modifications or termination as agreed by all Parties, all terms and conditions of this Agreement shall bind all the Parties herein.

七：适用法律

本协议的执行、效力、解释、和履行，及由本协议产生的争议的解决，均受中华人民共和国人民法院管辖并适用争议发生时现行有效的和中华人民共和国法律。

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ARTICLE VII

GOVERNING LAW

This Agreement is made and shall be governed in all respects, including execution, validity, interpretation, effect and dispute resolution of this Agreement, by the court of People’s Republic of China and be applied by the laws of People’s Republic of China.

八：违约责任

任何违反本协议的条款、未能完全履行或错误履行本协议约定的义务、作出的任何不实承诺、对任何重大事项未作出重要披露或遗漏、或未能履行本协议条款的任何一方即构成违约。违约方应依照适用法律对其违约事项负责。

ARTICLE VIII

LIABILITY FOR BREACH OF CONTRACT

Any breach, failure in full performance, mistake in performance any obligations, any misrepresentations made, non-disclosure of material facts or failure to disclose any material facts, or non performance of any provisions of this Agreement shall constitute a breach of this Agreement. The Defaulting Party shall be responsible for its default in accordance with law.

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九：争议解决

因本协议理解或实施而产生的任何争端应首先通过友好协商解决。如果争议出现后30天内通过协商没有解决，任何一方均有权将争议提交中国广东省深圳市福田区人民法院以诉讼方式解决。

ARTICLE IX

DISPUTE RESOLUTION

The parties may settle any disputes regarding the interpretation or implementation arising out of this Agreement through consultation. If the Parties fail to resolve the dispute through consultation within 30 days, any parties may apply to FuTian People’s Court of Shenzhen Guangdong for litigation.

十：可分性条款

1． 由于法律和法规而导致本协议的任何某一条款无效或无法执行，则本条款无效，但不影响剩余其他条款的效力。

2． 在前述条款发生的情况下，协议三方应通过友好协商，尽快补充协议以取代无效条款。

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ARTICLE X

SEVERABILITY

1. If any term or condition of this Agreement is determined to be invalid, illegal or incapable of being enforced by any law or regulation of PRC, all other terms and conditions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

2 Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

第十一条：其他事项

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ARTICLE XI

MISCELLANEOUS

1．本协议中的标题仅作参考之便，不影响本协议的理解、解释或条款的意义。

1.	CAPTIONS AND HEADINGS. The captions and headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit or add to the meaning of any provision of this Agreement.

2．本协议系中英文一体式版本,一式五份。协议三方各执协议原件一份，其余文件以作完成相关程序之用。每份协议原件均有同等法律效力。当中英文的解释产生冲突时，应以中文为准。

2.	The Agreement was made with English and Chinese original versions in five copies. Each party of this Agreement shall hold one of its original versions and the rest of its original versions shall be used for related procedure. Each of them shall have the same legal force. In case of discrepancy between Chinese and English version, original version in Chinese shall prevail..

3. 在签署后，协议双方开始执行本协议。

3.	The Agreement is effective on execution date.

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甲方：前海惠众普华（深圳）投资咨询有限公司

Party A:ON BEHALF OF **Benefactum Alliance (Shenzhen) Investment Consulting company Limited.**

法定代表人： LIU Bodang

Legal Representative:

乙方：

PARTY B:

刘伯党 LIU Bodang:

李伟 LI Wei:

丙方：惠众商务顾问（北京）有限公司

Party C: ON BEHALF OF Benefactum Alliance Business Consulting (Beijing) Co., Ltd

法定代表人:LIU Bodang

Legal Representative:

日期:2016 年 04 月 28 日

Date: April 28, 2016

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